                                                          Filed Pursuant to Rule 497(h)
                                                          Registration File No.: 333-105352

PROSPECTUS

34,300,000 Shares

BlackRock Limited Duration Income Trust

Common Shares

$20.00 per share

Investment Objective.    BlackRock Limited Duration Income Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. The Trust's investment objective is to provide current income and capital appreciation.

Duration and Credit Quality.    Generally, BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Advisor"), the Trust's investment advisor, and BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor" and, together with the Advisor, "BlackRock" or the "Advisors") expect the Trust to maintain a duration of less than five years (including the effect of anticipated leverage), although the Trust's average duration may be longer at any time or from time to time depending on market conditions. The Trust initially expects to have a duration of approximately four years (including the effect of anticipated leverage). Under current market conditions, the Trust initially expects to maintain a weighted average portfolio credit quality of investment grade, which is at least BBB– as determined by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"), Baa3 as determined by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by BlackRock, however, subsequently the weighted average credit quality of the Trust could be below investment grade.

Portfolio Contents.    The Trust pursues its objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities and asset-backed securities and U.S. Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities ("Senior Loans"); and
•	U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade, and to a limited extent, in non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade ("Non-Investment Grade Bonds").

The Trust anticipates that, under current market conditions, approximately 70% of its initial portfolio will consist of below investment grade debt securities. Non-Investment Grade Bonds, commonly referred to as "junk bonds," are bonds that are rated below investment grade by each of the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by BlackRock. S&P and Fitch consider securities rated below BBB– to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. Senior Loans in which the Trust invests are also typically of below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Trust's strategies may result in an above average amount of risk and volatility or loss of principal. The Trust cannot ensure that it will achieve its investment objective.

(continued on following page)

Investing in the common shares involves risks that are described in the "Risks" section beginning on page 32 of this prospectus.

	Per Share	Total(1)
Public offering price	$20.00	$686,000,000
Sales load(2)	$.90	$30,870,000
Estimated offering expenses(3)	$.04	$1,372,000
Proceeds, after expenses, to the Trust	$19.06	$653,758,000

(1)	The Trust has granted the underwriters an option to purchase up to 5,145,000 additional common shares at the public offering price, less the sales load within 45 days of the date of this prospectus, solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Trust will be $788,900,000, $35,500,500, $1,577,800 and $751,821,700, respectively. See "Underwriting."

(2)	The Trust has agreed to pay the underwriters $.0067 per common share as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."

(3)	The Trust will pay organizational expenses and offering costs of the Trust (other than the sales load) up to an aggregate of $.04 per share of the Trust's common shares. This amount includes the $.0067 reimbursement of expenses to the underwriters and may also include a reimbursement of BlackRock's expenses incurred in connection with the offering of the Trust. BlackRock has agreed to pay such organizational expenses and offering costs of the Trust to the extent they exceed $.04 per share of the Trust's common shares. The organizational and offering expenses to be incurred by the Trust are estimated to be $1,720,988 (including amounts incurred by BlackRock on behalf of the Trust).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about July 31, 2003.

Merrill Lynch & Co.	UBS Investment Bank	A.G. Edwards & Sons, Inc.

Wachovia Securities		Legg Mason Wood Walker
Incorporated
PNC Capital Markets, Inc.	RBC Capital Markets	Wells Fargo Securities, LLC
Advest, Inc.	Robert W. Baird & Co.	H&R Block Financial Advisors, Inc.
Fahnestock & Co. Inc.	J.J.B. Hilliard, W.L. Lyons, Inc.	Janney Montgomery Scott LLC
Quick & Reilly, Inc.		Stifel, Nicolaus & Company
Incorporated

The date of this prospectus is July 28, 2003.

(continued from previous page)

Borrowings.    The Trust currently anticipates using leverage, primarily by borrowing funds, in an aggregate amount of approximately 33 1/3% of the Trust's Managed Assets (as defined herein) to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks or other financial institutions. The Trust may also borrow through reverse repurchase agreements, dollar rolls and through the issuance of preferred shares. The use of leverage by borrowing funds and other forms of leverage techniques can create risks to the common shareholders.

No Prior History.    Because the Trust is newly organized, its common shares have no history of public trading. Common shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their common shares in a relatively short period after completion of the public offering. The Trust's common shares will be listed on the New York Stock Exchange under the symbol "BLW".

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

TABLE OF CONTENTS

Prospectus Summary	5
Summary of Trust Expenses	19
The Trust	21
Use of Proceeds	21
The Trust's Investments	21
Portfolio Securities	23
Borrowings and Preferred Shares	28
Risks	32
How the Trust Manages Risk	38
Management of the Trust	39
Net Asset Value	42
Distributions	42
Dividend Reinvestment Plan	42
Description of Shares	44
Certain Provisions in the Agreement and Declaration of Trust	46
Closed-End Trust Structure	48
Repurchase of Shares	48
Federal Income Tax Matters	49
Underwriting	51
Custodian and Transfer Agent	54
Legal Opinions	54
Table of Contents for the Statement of Additional Information	55

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and the Trust's business, financial condition and prospects may have changed since that date.

You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated July 28, 2003, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 55 of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Until August 22, 2003 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Trust	BlackRock Limited Duration Income Trust is a newly organized, diversified, closed-end management investment company. Throughout the prospectus, we refer to BlackRock Limited Duration Income Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust."

The Offering	The Trust is offering 34,300,000 common shares of beneficial interest at $20.00 per share through a group of underwriters (the "Underwriters") led by Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and A.G. Edwards & Sons, Inc. The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Trust has given the Underwriters an option to purchase up to 5,145,000 additional common shares to cover orders in excess of common shares. BlackRock has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $.04 per share. See "Underwriting."

Investment Objective	The Trust's investment objective is to provide current income and capital appreciation. The Trust is designed for investors willing to assume additional risk in return for the potential for current income and capital appreciation.

It is expected that the Trust normally will have an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer at any time or from time to time depending on market conditions. The Trust is intended to have a relatively low level of interest rate risk compared to investment portfolios of similar credit quality but with longer durations. Certain of the Trust's other strategies, however, may result in an above average amount of risk and volatility or loss of principal. Therefore, this type of investment may be inappropriate for your risk profile. There is no assurance that the Trust will achieve its investment objective. The Trust is not intended as a complete investment program.

Investment Policies	The Trust will pursue its objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities and asset-backed securities and U.S. Government and agency securities;

•	Senior Loans; and

•	Non-Investment Grade Bonds.

BlackRock has broad discretion to allocate the Trust's assets among the three principal asset classes.

Non-Investment Grade Bonds, commonly referred to as "junk bonds," are bonds that are rated below investment grade by each of the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by BlackRock. S&P and Fitch consider securities rated below BBB– to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. Senior Loans in which the Trust invests are also typically of below investment grade quality.

It is expected that the Trust normally will have an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer at any time or from time to time depending on market conditions. The Trust initially expects to have a duration of approximately four years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value that is expected for every percentage point change in interest rates. The two have an inverse relationship. For example, a duration of five years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 5%; if interest rates increase by 1%, the net asset value will decrease by 5%. Duration differs from maturity in that it takes into account a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Under current market conditions, the Trust initially expects to maintain a weighted average portfolio credit quality of investment grade (which is at least BBB– as determined by S&P or Fitch, Baa3 as determined by Moody's); however, subsequently the weighted average credit quality of the Trust could be below investment grade. For this purpose, when a security is rated by more than one of these rating agencies, BlackRock generally will use the highest rating, and if a security is unrated, it will be treated as having a credit rating as determined by BlackRock. Within this general guideline, the Trust may invest in individual securities of any credit quality. The Trust anticipates that, under current market conditions, approximately 70% of its initial portfolio will consist of below investment grade debt securities.

The Trust may invest without limitation in U.S. dollar denominated securities of U.S. and non-U.S. issuers, and to a limited extent, in non-U.S. dollar denominated securities of non-U.S. issuers, including up to 20% of its Managed Assets in issuers located in emerging market countries. Foreign investing may entail significant risks. See "Risks— Foreign Securities."

Investment Strategy	BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and has been doing this since the inception of its fixed income products in 1988.

BlackRock's style is designed with the objective of generating excess returns with lower risk than its benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, BlackRock seeks to add consistent value and control performance volatility consistent with the Trust's investments.

In selecting securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes this strategy should enhance the Trust's ability to seek total return. BlackRock's analysis includes:

•	credit research on the issuers' financial strength;

•	assessment of the issuers' ability to meet principal and interest payments;

•	general industry trends;

•	the issuers' managerial strength;

•	changing financial conditions;

•	borrowing requirements or debt maturity schedules; and

•	the issuers' responsiveness to changes in business conditions and interest rates.

BlackRock considers relative values among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

In certain market conditions, the Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in higher-quality, short-term income securities.

Risk Management	BlackRock's style is designed with the objective of generating excess returns with lower risk than the Trust's benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. BlackRock uses these tools to seek to add consistent value and control performance volatility consistent with the Trust's investments. BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's process.

BlackRock's approach to managing high yield investments is to apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed.

The Trust's investment strategy emphasizes risk management through the following process:

•	creating a diversified portfolio of securities within various sectors of the high yield market;

•	performing sector analysis to determine the sectors which BlackRock expects to have stable or improving credit quality in the future;

•	performing individual, company-by-company credit research to seek to select securities which BlackRock believes will be able to meet their debt obligations; and

•	utilizing the expertise and experience of BlackRock's portfolio management team to make investment decisions.

Borrowings and Preferred Shares	The Trust currently anticipates using leverage, primarily by borrowing funds, in an aggregate amount of up to 33 1/3% of the Trust's Managed Assets to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks and other financial institutions. The Trust may also borrow additional funds through reverse repurchase agreements, dollar rolls and through the issuance of preferred shares of beneficial interest ("Preferred Shares"). Leverage involves greater risks. The Trust's leveraging strategy may not be successful. See "Risks—Leverage."

The money the Trust obtains through leverage is expected to be primarily invested in securities of intermediate maturity that will generally pay fixed rates of interest over the life of the securities, with a portion of such money being invested in securities that will pay interest at a rate that will be reset from time to time. Money borrowed for investment purposes generally will pay interest or dividends based on shorter-term interest rates. If the rate of return, after the payment of applicable expenses of the Trust, on the securities purchased by the Trust is greater than the interest or dividends paid by the Trust on borrowed money, the Trust will generate more income from such investments than it will need to pay interest or dividends on the borrowed money. If so, the excess income may be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. See "Borrowings and Preferred Shares" and "Description of Shares—Preferred Shares."

Other Investment Management Techniques	Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including but not limited to:

•	engaging in interest rate and credit derivatives transactions;

•	engaging in foreign currency transactions in connection with the Trust's investment in non-U.S. dollar denominated securities;

•	using options and financial futures;

•	making forward commitments; and

•	lending the Trust's portfolio securities.

Investment Advisor	BlackRock Advisors, as the Trust's investment advisor, and BlackRock Advisors' affiliate, BlackRock Financial Management, as sub-advisor, will provide certain day-to-day investment management services to the Trust. BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly-traded asset management firms in the world with approximately $286 billion under management as of June 30, 2003. The BlackRock organization has over 15 years of experience managing closed-end funds. As of June 30, 2003, BlackRock advised a closed-end family of 45 active funds with approximately $11.7 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees. BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to .55% of the average weekly value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of any Preferred Shares issued by the Trust is not a liability.

Distributions	Commencing with the Trust's initial dividend, the Trust intends to make regular monthly cash distributions to common shareholders. We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares through the Trust's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

The Trust will pay common shareholders at least annually all, or a portion of, the taxable gain net income, if any, on its investments. If the Trust realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any Preferred Shares issued by the Trust in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Borrowings and Preferred Shares."

Listing	The common shares will be listed on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "BLW". See "Description of Shares—Common Shares."

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Trust's custodian and EquiServe Trust Company, N.A. will serve as the Trust's transfer agent. See "Custodian and Transfer Agent."

Special Risk Considerations	No Operating History. The Trust is a newly organized, closed-end management investment company with no operating history.

Market Discount Risk. Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that may invest in lower grade securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as the Trust's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand and the Trust's dividend level, which is, in turn, affected by expenses and call protection for portfolio securities. See "Borrowings and Preferred Shares," "Risks," "Description of Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Non-Investment Grade Securities Risk. If current market conditions persists, the Trust expects that approximately 70% of its initial portfolio will consist of below investment grade debt securities. In addition, under normal market conditions, a significant portion of the Trust's assets will be invested in Non-Investment Grade Bonds, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of below investment grade debt securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in shares of the Trust, both in the short-term and the long-term.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of Non-Investment Grade Bonds, although Senior Loans are typically senior and secured in contrast to Non-Investment Grade Bonds, which are often subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate. The Trust's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior

Loans generally, which may reduce market prices and cause the Trust's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Senior Loans hold the most senior position in the capital structure of a business entity and are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower (as defined herein) that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly, or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust's net asset value as a result of changes in market interest rates. Senior Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. For a more detailed discussion of the characteristics and risks associated with Senior Loans, see "Portfolio Securities—Senior Loans" and "Risks—Senior Loans."

Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

Interest Rate Risk. The value of Trust common shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Trust can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates. Fluctuations in the value of fixed-rate securities will not affect interest income on existing securities but will be reflected in the Trust's net asset value. Fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Because the Trust will normally have a dollar-weighted average duration of less than five years (including the effects of anticipated leverage), the common shares' net asset value and market price per common share will tend to fluctuate more in response to changes in market interest rates than if the Trust invested mainly in short-term debt securities and less than if the Trust invested mainly in longer-term debt securities. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Trust's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. The Trust is intended to have a relatively low level of interest rate risk.

Income Risk. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest yields. In the event that the Trust increases its investment in debt securities of investment grade quality, the income investors receive from the Trust may be less than if the Trust maintained a higher percentage of its investments in lower grade securities. The Trust's income could also be affected adversely when prevailing short-term interest rates increase and the Trust is utilizing leverage, although this risk is mitigated by the Trust's investment in Senior Loans.

Call Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's net investment income.

Liquidity Risk. The Trust may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

Foreign Securities Risk. The Trust may invest without limit in debt securities of non-U.S. issuers that are denominated in U.S. dollars or, to a limited extent, securities of non-U.S. issuers that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries generally are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. Although the Trust will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Trust invests in Foreign Securities, it may be subject to foreign currency risk, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Foreign Securities. The Trust may invest in Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), but will not invest more than 20% of its Managed Assets in such securities. Investments in such securities are particularly speculative.

Risks Associated with Collateralized Bond Obligations. Income from the pool of lower grade securities collateralizing the CBOs is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing its investments in lower CBO tranches.

Risks Associated with Mortgage-Related Securities. The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Risks Associated with CMBS. Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. The Trust's investments in CMBS will typically consist of CMBS that are subordinated to more senior classes of such securities ("Subordinated CMBS"). In general, Subordinated CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such Subordinated CMBS are subject to a substantially greater risk of nonpayment than are senior classes of CMBS.

Risks Associated with Asset-Backed Securities. Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower's ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Market Disruption	The war with Iraq and the threat of terrorist attacks worldwide have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar factors in the future on the U.S. economy and securities markets.

Leverage	Although the use of leverage by the Trust may create an opportunity for increased total return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. BlackRock in its best judgment nevertheless may determine to use leverage if it expects that the benefits to the Trust's common shareholders of maintaining a leveraged position will outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Trust must pay will reduce the return to the common shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Trust uses financial leverage, the investment advisory fees payable to the Advisors will be higher than if the Trust did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Anti-Takeover Provisions	The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

SUMMARY OF TRUST EXPENSES

The following table assumes the use of leverage through borrowing or other forms of leverage in an amount equal to 33 1/3% of the Trust's Managed Assets, and shows Trust expenses as a percentage of net assets attributable to common shares. Under normal market conditions, the Trust currently anticipates borrowing funds in an aggregate amount of approximately 33 1/3% of its Managed Assets to purchase additional securities. Although the Trust currently has no intention to issue Preferred Shares, the Trust retains the flexibility to use leverage through the issuance of Preferred Shares. If the Trust issues Preferred Shares, the Trust's borrowing limit will be proportionately reduced so that the Trust's aggregate leverage will not exceed 33 1/3% of the Trust's Managed Assets.

Shareholder Transaction Expenses:

Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Trust (as a percentage of offering price)(1)	.20%
Dividend reinvestment plan fees	None(2)

	Percentage of Net Assets Attributable to Common Shares (Assumes Leverage Securities Are Issued)
Annual Expenses
Management fees	.82%
Interest expense	.68	%(3)
Other expenses	.20	%(4)
Total net annual expenses	1.70	%(5)

(1)	The Trust will pay organizational expenses and offering costs of the Trust (other than the sales load) up to an aggregate of $.04 per share of the Trust's common shares. This amount includes the $.0067 reimbursement of expenses to the underwriters and may also include a reimbursement of BlackRock's expenses incurred in connection with the offering of the Trust. BlackRock has agreed to pay such organizational expenses and offering costs of the Trust to the extent they exceed $.04 per share of the Trust's common shares.

(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct the plan agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(3)	Includes the anticipated cost of leverage associated with borrowing.

(4)	If the Trust offers Preferred Shares, the costs of that offering, estimated to be approximately 1.25% of the total dollar amount of the Preferred shares offering (including the sales load paid to the underwriters for the Preferred Shares offering), will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares (such costs are not currently reflected in the table).

(5)	The table presented below in this footnote estimates what the Trust's annual expenses would be stated as percentages of the Trust's net assets attributable to common shares. This table assumes the Trust is the same size as in the table above, but unlike that table above, assumes that no leverage is employed. This will be the case, for instance, prior to the Trust's expected use of leverage. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes No Use of Leverage)
Annual Expenses
Management fees	.55%
Other expenses	.20%
Total annual expenses	.75%

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Trust's first year of operations and assume that the Trust issues 34,300,000 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.70% of net assets attributable to common shares and (2) a 5% annual return:(1)

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$62	$96	$133	$237

(1)	The example should not be considered a representation of future expenses. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE TRUST

The Trust is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on May 16, 2003, pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

USE OF PROCEEDS

The net proceeds of the offering of common shares will be approximately $653,758,000 ($751,821,700 if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in debt securities that meet the Trust's investment objective and policies within approximately three months (but not to exceed six months) after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities.

THE TRUST'S INVESTMENTS

Investment Objective

The Trust's investment objective is to provide current income and capital appreciation. The Trust pursues its objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage related securities and asset-backed securities and U.S. Government and agency securities;
•	Senior Loans; and
•	Non-Investment Grade Bonds.

Non-Investment Grade Bonds, commonly referred to as "junk bonds," are bonds that are rated below investment grade by each of the national rating agencies that cover the security, or, if unrated, are determined to be of comparable quality by BlackRock. S&P and Fitch consider securities rated below BBB– to be below investment grade and Moody's considers securities rated below Baa3 to be below investment grade. Many Senior Loans in which the Trust may invest are also of below investment grade quality. BlackRock has broad discretion to allocate the Trust's assets among the three principal asset classes.

Investment Policies

It is expected that the Trust normally will have an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer at any time from time to time depending on market conditions. The Trust initially expects to have a duration of approximately four years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it takes into account a security's yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Under current market conditions, the Trust initially expects to maintain a weighted average portfolio credit quality of investment grade (which is BBB– as determined by S&P or Fitch, Baa3 as determined by Moody's); however, subsequently the weighted average credit quality of the Trust could be below investment grade. For this purpose, when a security is rated by more than one of these rating agencies, BlackRock generally will use the highest rating, and if a security is unrated, it will be treated as having a credit rating as determined by BlackRock. Within this general guideline, the Trust may invest in individual securities of any credit quality. If current market conditions persist, the Trust expects that approximately 70% of its initial portfolio will consist of below investment grade debt securities, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock (approximately 40% in Ba/BB and 30% in B). The remainder of the Trust's assets will be invested in investment grade debt securities.

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

The Trust may invest without limitation in U.S. dollar denominated securities of non-U.S. issuers and, to a limited extent, non-U.S. dollar-denominated securities of non-U.S. issuers including up to 20% of its Managed Assets in issuers located in emerging market countries. Investing in Foreign Securities may entail significant risks. See "Risk—Foreign Securities."

In selecting income securities for the Trust's portfolio, BlackRock will seek to identify issuers and industries that BlackRock believes are likely to experience stable or improving financial conditions. BlackRock believes that this strategy should enhance the Trust's ability to seek current income and capital appreciation. BlackRock's analysis may include consideration of general industry trends, the issuer's managerial strength, changing financial condition, borrowing requirements or debt maturity schedules and its responsiveness to changes in business conditions and interest rates. BlackRock may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage, capital structures and earnings prospects. In managing the assets of the Trust, BlackRock will utilize an active management approach that stresses the flexibility to reallocate investments as appropriate. BlackRock will diversify the Trust's portfolio of assets in an effort to minimize exposure to individual securities, issuers and industries. BlackRock may also use advanced and proprietary hedging and risk management techniques for the Trust although it does not intend to do so to any significant degree. See "Risks—Other Investment Management Techniques" and the Statement of Additional Information under "Investment Policies and Techniques—Duration Management and Other Management Techniques."

The Trust may implement various temporary "defensive" strategies at times when BlackRock determines that conditions in the markets make pursuing the Trust's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust's assets in higher-quality debt securities or U.S. Government obligations and high-quality, short-term debt securities.

The Trust expects to utilize financial leverage through borrowings, including the issuance of debt securities, the issuance of Preferred Shares or through other transactions, such as reverse repurchase agreements and dollar rolls, which have the effect of financial leverage. The Trust intends to utilize financial leverage in an initial amount equal to approximately 33 1/3% of its Managed Assets (including the amount obtained through leverage). The Trust generally will not utilize leverage if it anticipates that the Trust's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for total return for the shareholders, but at the same time, creates special risks and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and Preferred Shares" and "Risks—Leverage."

PORTFOLIO SECURITIES

Corporate Bonds

The Trust may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Lower Grade Securities

The Trust anticipates that, under normal market conditions, a significant portion of its Managed Assets will be invested in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. When BlackRock believes it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities and, in certain market conditions, the Trust may invest none of its assets in lower grade securities. Percentage limitations described in this prospectus are as of the time of investment by the Trust and could thereafter be exceeded as a result of market value fluctuations of the Trust's portfolio.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Trust's relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objective will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Foreign Securities

The Trust may invest without limitation in Foreign Securities, which may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations or supranational entities and securities denominated in U.S. dollars or, to a limited extent, in foreign currencies or multinational currency units. The Trust may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their debt pursuant to the Brady Plan, which are viewed as speculative investments. The Trust may invest in Foreign Securities of emerging market issuers, but investments in such securities will not comprise more than 20% of the Trust's Managed Assets. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Foreign Securities may be purchased with and payable in of foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

U.S. Government Securities

The Trust may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including but not limited to: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself.

Mortgage-Related Securities

Mortgage-related securities are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities.

Asset-Backed Securities

Asset-backed securities are a form of structured debt obligations. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Senior Loans

Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Trust may also purchase unsecured loans, other floating rate debt securities, and credit-linked notes.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly, or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust's net asset value as a result of changes in market interest rates. The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. Because of prepayments, BlackRock expects the average life of Senior Loans to be shorter than the stated maturity.

Senior Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Trust's performance.

Many Senior Loans in which the Trust will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, BlackRock will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in the Trust will have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, BlackRock believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. BlackRock does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust's net asset value. In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Trust's yield may be lower. See "Risks—Liquidity Risk" and "Risks—Senior Loans."

When interest rates decline, the value of a fund invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed-rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, BlackRock expects the Trust's policy of investing a portion of its assets in floating-rate Senior Loans will make the Trust less volatile and less sensitive to changes in market interest rates than if the Trust invested exclusively in fixed-rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Trust's net asset value.

The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Trust may purchase Senior Loans on a direct assignment basis. If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. The Trust may also purchase, without limitation, participations in Senior Loans. The participation by the Trust in a lender's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Trust expects to treat these securities as illiquid.

BlackRock may use an independent pricing service or prices provided by dealers to value most loans and other debt securities at their market value. BlackRock may use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable.

Collateralized Bond Obligations

The Trust may invest in collateralized bond obligations ("CBOs"), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

Derivatives

The Trust may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although the Trust will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

Other Investment Companies

The Trust may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Borrowings and Preferred Shares," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock.

BORROWINGS AND PREFERRED SHARES

The Trust currently anticipates borrowing funds and/or issuing debt securities or Preferred Shares in an aggregate amount of approximately 33 1/3% of its Managed Assets to purchase additional securities. This practice is known as "leverage." The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine. Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar rolls. Changes in the value of the Trust's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's Managed Assets, including the proceeds from the issuance of Preferred Shares and other leverage. Leverage involves greater risks. The Trust's leveraging strategy may not be successful.

Reverse Repurchase Agreements

Borrowings may be made by the Trust through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Trust designates on its books and records an amount equal to the amount borrowed. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions

Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

Preferred Shares

Although the Trust is authorized to issue Preferred Shares in an amount up to 50% of its total assets, the Trust anticipates that under current market conditions it would not offer Preferred Shares representing more than 33 1/3% of the Trust's Managed Assets immediately after the issuance of the Preferred Shares. If as a result of market conditions, or any other reason, the Trust does not issue Preferred Shares, the Trust will limit its borrowing to 33 1/3% of the Trust's Managed Assets. If Preferred Shares are issued, however, the Trust's borrowing limit will be proportionately reduced so that the Trust's aggregate leverage will not exceed 33 1/3% of the Trust's Managed Assets. The Preferred Shares would have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares would leverage the common shares. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Trust's board of trustees, the Trust expects to invest the proceeds of any Preferred Shares offering in debt securities of intermediate duration. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Trust were not leveraged.

Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless, immediately after such issuance, the value of the Trust's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

Credit Facilities

The Trust may borrow money from commercial banks for investment purposes in an amount up to 33 1/3% of the Trust's Managed Assets (inclusive of the amount borrowed). The terms of any agreements relating to such a credit facility have not been determined and are subject to definitive agreement and other conditions, but the Trust anticipates that any such credit facility would have terms substantially similar to the following: (i) a final maturity not expected to exceed three years, subject to possible extension by the Trust; (ii) with respect to each draw under the facility, an interest rate equal to the lesser of LIBOR plus a stated premium or an alternate rate on the outstanding amount of each such draw, reset over periods ranging from one to six months; (iii) payment by the Trust of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith. The facility would not be expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under any facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust would expect to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the Trust would expect that such a credit facility would contain certain covenants which, among other things, likely will limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and may require asset coverage ratios in addition to those required by the Investment Company Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

General

The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short term rates, which normally will be lower than the return earned by the Trust on its longer term portfolio investments. Because the total assets of the Trust (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for higher total return, the holders of common shares will normally be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long term rates rise, the net asset value of the common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks for holders of the shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Share may affect the return to the holders of the common shares. To the extent total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return on its common shares will be greater than if leverage had not been used. Conversely, if the total return from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Trust's return on its common shares will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, BlackRock in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it expects that the benefits to the Trust's common shareholders of maintaining the leveraged position will outweigh the current reduced return.

The fee paid to BlackRock will be calculated on the basis of the Trust's Managed Assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Trust is utilizing financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks—Leverage."

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Assuming that leverage will represent approximately 33 1/3% of the Trust's Managed Assets, that the Trust does not issue any Preferred Shares and the interest paid on the leverage is a blended annual average rate of 1.35%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed .68% in order to cover the interest payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual interest rates on leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of debt securities held in the Trust's portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects leverage representing 33 1/3% of the Trust's Managed Assets and the Trust's currently projected blended annual average leverage interest rate of 1.35%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(15.67)%	(8.17)%	(.67)%	6.82%	14.32%

Common share total return is composed of two elements—the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest on debt and/or dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

Until the Trust borrows or issues Preferred Shares, the Trust's shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Trust's investment objective and policies.

RISKS

The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks described below.

Newly Organized

The Trust is a newly organized, diversified, closed-end management investment company and has no operating history.

Market Discount Risk

As with any stock, the price of the Trust's common shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of common shares of the Trust will not depend directly upon the Trust's net asset value, but will depend upon the market price of the common shares at the time of sale. Since the market price of the common shares will be affected by such factors as the relative demand for and supply of the common shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's common shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offer because net asset value will be reduced immediately following the initial offering by a 4.5% sales load charge and organizational expenses and offering costs paid by the Trust.

Lower Grade Securities

Initially, the majority of the Trust's assets will be invested in below investment grade debt securities, including Non-Investment Grade Bonds which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of below investment grade debt securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in shares of the Trust, both in the short term and the long term.

Credit Risk

Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities (other than Senior Loans) because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

Interest Rate Risk

The value of Trust common shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Trust can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates. Fluctuations in the value of fixed-rate securities will not affect interest income on existing securities but will be reflected in the Trust's net asset value. Fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Because the Trust will normally have a dollar-weighted average duration of less than five years (including the effects of anticipated leverage), the common shares' net asset value and market price per common share will tend to fluctuate more in response to changes in market interest rates than if the Trust invested mainly in short-term debt securities and less than if the Trust invested mainly in longer-term debt securities. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Trust's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. The Trust is intended to have a relatively low level of interest rate risk.

Income Risk

The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest yields. In the event that the Trust increases its investment in debt securities of investment grade quality, the income investors receive from the Trust may be less than if the Trust maintained a higher percentage of its investments in high-risk, high yield bonds.

Call Risk

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's net investment income.

Liquidity Risk

The Trust may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

Senior Loans

As in the case of junk bonds, Senior Loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. As in the case of junk bonds, Senior Loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although Senior Loan obligations often are secured by pledges of assets by the Borrower and have other structural aspects intended to provide greater protection to the holders of bank loans than the holders of unsecured and subordinated securities, there are also additional risks in holding Senior Loans. In particular, the secondary trading market for Senior Loans is not well developed, and therefore, Senior Loans present increased market risk relating to liquidity and pricing concerns. In addition, there is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value.

Collateralized Bond Obligations

Income from the pool of lower grade securities collateralizing CBOs is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing its investments in lower CBO tranches.

Mortgage-Related and Asset-Backed Securities

The Trust may invest in residential and commercial mortgage-related and other asset-backed securities issued by governmental entities and private issuers including investments in commercial mortgage-related securities. These securities entail considerable risk, i.e., credit risk, market risk, prepayment risk and interest rate risk.

Risks Associated With Mortgage-Related Securities

The risks associated with mortgage-related securities include:

•	credit risks associated with the performance of the underlying mortgage properties and of the borrowers owning these properties;
•	adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties;
•	prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security;
•	loss of all or part of the premium, if any, paid; and
•	decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Prepayment Risks

The yield and maturity characteristics of mortgage-related securities and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time, although there may be limitations on prepayments in CMBS. In calculating the average weighted maturity of the Trust, the maturity of mortgage-related and other asset-backed securities held by the Trust will be based on estimates of average life which take prepayments into account. These estimates, however, may not accurately predict actual prepayment rates. Prepayment risks include the following:

•	the relationship between prepayments and interest rates may give some lower grade mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities;
•	in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;
•	because of these and other reasons, mortgage-related or asset-backed security's total return and maturity may be difficult to predict; and
•	to the extent that the Trust purchases mortgage-related or asset-backed securities at a premium, prepayments may result in loss of the Trust's principal investment to the extent of premium paid.

Risks Associated with CMBS

The Trust's investments in CMBS will typically consist of CMBS that are subordinated to more senior classes of such securities ("Subordinated CMBS"). Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. If the commercial borrower is unable to refinance or attain an additional loan or the property is sold at below the remaining principal amount of the mortgage, the result could be a decline in the value, and thus the price, of the related CMBS (which decline could be greater in the case of a Subordinated CMBS).

CMBS generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by having the Subordinated CMBS take the first loss on any defaults on the underlying commercial mortgage loans. In general, Subordinated CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such Subordinated CMBS are subject to a substantially greater risk of nonpayment than are senior classes of CMBS. Even within a class of subordinated securities, most CMBS are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure.

Risks Associated with Asset-Backed Securities

Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities:

•	primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower's ability to pay;
•	credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and
•	most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Foreign Securities

Under current market conditions, the Trust may invest without limitation in Foreign Securities. However, the Trust can hold no more than 10% of the Trust's Managed Assets in Foreign Securities denominated in foreign currencies. The Trust's investment in Foreign Securities may include debt securities issued by foreign governments and other sovereign entities, Brady Bonds, and debt securities issued by foreign corporations and supranational entities. The Trust may hold Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), but will not invest more than 20% of its Managed Assets in such emerging market securities. Investments in emerging market securities are particularly speculative.

Investing in Foreign Securities may involve certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;
•	future foreign economic, financial, political and social developments;
•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;
•	lower trading volume;
•	much greater price volatility and illiquidity of certain foreign securities markets;
•	different trading and settlement practices;
•	less governmental supervision;
•	changes in currency exchange rates;
•	high and volatile rates of inflation;
•	fluctuating interest rates;
•	less publicly available information; and
•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign sovereign debt securities, especially in emerging market countries, will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;
•	confiscatory taxation;
•	difficulty in obtaining or enforcing a court judgment;
•	economic, political or social instability; and
•	diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in Foreign Securities also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;
•	rates of inflation;
•	capital reinvestment;
•	resources;
•	self-sufficiency; and
•	balance of payments position.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The Trust may hold any Foreign Securities of emerging market issuers, but such securities will not comprise more than 20% of the Trust's Managed Assets.

As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

Market Disruption

The war with Iraq and the threat of terrorist attacks worldwide have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar factors in the future on the U.S. economy and securities markets.

Leverage

Although the use of leverage by the Trust may create an opportunity for higher total return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return on its common shares will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return on the Trust's common shares will be less than if leverage had not been used. BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the common shareholders;
•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;
•	when the Trust uses financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not use leverage. See "Management of the Trust"; and

•	leverage may increase operating costs, which may reduce the Trust's total return.

Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act. BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Other Investment Management Techniques

Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Anti-Takeover Provisions

The Trust's Agreement and Declaration of Trust contains provisions limiting (1) the ability of other entities or persons to acquire control of the Trust, (2) the Trust's freedom to engage in certain transactions, and (3) the ability of the Trust's board of trustees or shareholders to amend the Trust's Agreement and Declaration of Trust. These provisions of the Trust's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Certain Provisions in the Agreement and Declaration of Trust."

HOW THE TRUST MANAGES RISK

Investment Limitations

The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its Managed Assets in securities of issuers in any one industry. In addition, with respect to 75% of its Managed Assets, the Trust may not invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer (excluding the U.S. Government, its agencies or instrumentalities).

The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's or S&P or other rating agency on the Preferred Shares that it intends to issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objective. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding Preferred Shares or unwinding other leverage transactions. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks—Leverage," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased.

Strategic Transactions

The Trust may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments.

MANAGEMENT OF THE TRUST

Trustees and Officers

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There will be eight trustees of the Trust. A majority of the trustees will not be "interested persons" as defined in the Investment Company Act. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management, acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $286 billion of assets under management as of June 30, 2003. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock FundsSM and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock SolutionsTM name.

The BlackRock organization has over 15 years of experience managing closed-end funds. As of June 30, 2003, BlackRock advised a closed-end family of 45 active funds with approximately $11.7 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services organizations in the United States and is majority owned by PNC and by BlackRock employees.

Investment Philosophy

With respect to fixed income portfolio management in general, BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock manages fixed income portfolios by using a strategy that involves researching and investing in sectors of the fixed income market that BlackRock believes are fairly valued or undervalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and have been doing this since the inception of their fixed income products in 1988.

BlackRock's style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, BlackRock seeks to add consistent value and control performance volatility consistent with the Trust's investments.

BlackRock's disciplined investment process seeks to add value through:

•	controlling portfolio duration within a narrow band relative to a benchmark index;
•	relative value sector/sub-sector rotation and security selection;
•	rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole;
•	intense credit analysis and review; and
•	the judgment of experienced portfolio managers.

The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock's commitment to maintaining its state-of-the-art analytics in the most cost efficient way is manifest in:

•	the development of proprietary tools;
•	the purchase of tools such as RiskMetricsTM; and
•	the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's process.

BlackRock's Portfolio Management Team

BlackRock uses a team approach to managing its portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. The investment manager's portfolio management team is led by the following individuals:

Scott Amero, Managing Director and fixed income portfolio manager, is co-head of fixed income portfolio management and co-head of taxable credit research. He is a member of the Management Committee, Investment Strategy Group, and Fixed Income Operating Committee. Mr. Amero has primary responsibility for managing client portfolios, specializing in mortgage-backed and investment grade corporate securities.

Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero joined First Boston in 1985 and became the firm's primary strategist for short duration securities.

Mr. Amero has authored numerous publications on topics including mortgage securities, short duration securities and derivative products. He also authored "The Challenges of CMO Portfolio Management" which was published in CMO Portfolio Management. Mr. Amero earned a BA degree in applied math and economics from Harvard University in 1985 and an MBA degree in finance from New York University in 1991.

Dennis M. Schaney, Managing Director and fixed income portfolio manager, is a member of the Fixed Income Operating Committee and Investment Strategy Group. He is head of the high yield team and co-head of the taxable credit research group. His responsibilities include developing and implementing strategies in the high yield sector of the fixed income markets.

Prior to joining BlackRock in 1998, Mr. Schaney spent nine years with Merrill Lynch where he was a Managing Director in the firm's Global Fixed Income Research and Economics Department. During the time that Mr. Schaney managed Merrill's Corporate and Municipal Bond Research Departments, the group became the top-ranked Fixed Income Research Department according to industry polls. Mr. Schaney's specific sector specialties included the media, entertainment, and cable sectors for both the high yield and investment grade markets for which he was named to Institutional Investor's All American Fixed Income Team for five of the last six years. In addition, throughout his career, Mr. Schaney has covered the auto, transportation, technology and aerospace industries. Mr. Schaney began his investment career with Standard and Poor's, followed by four years with The First Boston Corporation; two years as an analyst in the firm's Fixed Income and Research Department and two years as a Vice President in the firm's Investment Banking Department.

Mr. Schaney earned a BS degree in finance from the University of Bridgeport in 1980 and an MS degree in financial management from Fairfield University in 1995. He is a member of the Fixed Income Analyst Society.

Investment Management Agreement

Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to .55% of the average weekly value of the Trust's Managed Assets (the "management fee"). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

NET ASSET VALUE

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than on the Thursday of each week and on the last business day of each month. In the event that any Thursday is not a business day or it is not practicable to calculate the Trust's net asset value on any business day for which a calculation is required, the net asset value will be calculated on a date determined by BlackRock Advisors. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust), the liquidation value of any outstanding Preferred Shares and the amount of outstanding debt of the Trust from the Trust's Managed Assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Bonds having a remaining maturity of 60 days or less when purchased and bonds originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at amortized cost. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

DISTRIBUTIONS

The Trust intends to distribute to holders of its common shares monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Trust. It is expected that the initial monthly dividend on shares of the Trust's common shares will be declared within approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Trust expects that all or a portion of any capital gain will be distributed at least annually.

Various factors will affect the level of the Trust's income, including the asset mix, the average maturity of the Trust's portfolio, the amount of leverage utilized by the Trust and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by EquiServe Trust Company, N.A. (the "Plan Agent"), agent for shareholders in administering the

Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting EquiServe Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal Income Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to $2.50 sales fee and a $.15 per share sold brokerage commission.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010, or EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, Phone: (800) 699-1236.

DESCRIPTION OF SHARES

Common Shares

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of May 16, 2003, as subsequently amended and restated. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends and interest and dividend payments with respect to the Trust's leverage have been paid, unless certain asset coverage (as defined in the Investment Company Act) tests with respect to the leverage employed by the Trust are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Trust have been met. See "—Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its common shares.

The Trust has no present intention of offering any additional shares other than the possible issuance of Preferred Shares. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

The Trust's common shares will be listed on the New York Stock Exchange under the symbol "BLW".

The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organizational expenses and offering costs paid by the Trust. See "Use of Proceeds."

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest in bonds have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See "Borrowings and Preferred Shares" and the Statement of Additional Information under "Repurchase of Common Shares."

Preferred Shares

The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

The Trust may elect to issue Preferred Shares as part of its leverage strategy. If Preferred Shares are issued, the Trust currently intends to issue Preferred Shares representing approximately 33 1/3% of the Trust's Managed Assets immediately after the Preferred Shares are issued. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's total assets less liabilities and indebtedness of the Trust. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights

The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares By the Trust

The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;
•	the issuance of any securities of the Trust to any Principal Shareholder for cash;
•	the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or
•	the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

To liquidate the Trust, the Trust's Agreement and Declaration of Trust, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END TRUST STRUCTURE

The Trust is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

REPURCHASE OF SHARES

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total net assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal stock exchange on which the common shares are traded.

FEDERAL INCOME TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders who hold large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Such dividends (if designated by the Trust) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent the Trust's income consists of dividends received from U.S. corporations and, (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations under the Code and will generally not qualify for the reduced rate on qualified dividend income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO US FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.

UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated July 28, 2003, each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), UBS Securities LLC and A.G. Edwards & Sons, Inc. are acting as representatives, has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter the number of common shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated	8,760,000
UBS Securities LLC	4,600,000
A.G. Edwards & Sons, Inc.	4,600,000
Wachovia Capital Markets, LLC	4,600,000
Legg Mason Wood Walker, Incorporated	1,200,000
PNC Capital Markets, Inc.	300,000
RBC Dain Rauscher Inc.	1,200,000
Wells Fargo Securities, LLC	1,200,000
Advest, Inc.	300,000
Robert W. Baird & Co. Incorporated	300,000
H&R Block Financial Advisors, Inc.	1,200,000
Fahnestock & Co. Inc.	600,000
J.J.B. Hilliard, W.L. Lyons, Inc.	1,200,000
Janney Montgomery Scott LLC	300,000
Quick & Reilly, Inc.	600,000
Stifel, Nicolaus & Company, Incorporated	300,000
Deutsche Bank Securities Inc.	120,000
Harris Nesbit Gerard, Inc.	120,000
Morgan Keegan & Company, Inc.	120,000
U.S. Bancorp Piper Jaffray Inc.	120,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	80,000
William Blair & Company, L.L.C.	80,000
Crowell, Weedon & Co.	80,000
D.A. Davidson & Co.	80,000
Ferris, Baker Watts, Incorporated	80,000
Friedman, Billings, Ramsey & Co., Inc.	80,000
Johnston, Lemon & Co. Incorporated	80,000
Ladenburg Thalmann & Co. Inc.	80,000
McDonald Investments Inc., a KeyCorp Company	80,000
Parker/Hunter Incorporated	80,000
Ryan Beck & Co.	80,000
Stephens Inc.	80,000
SunTrust Capital Markets, Inc.	80,000
TD Waterhouse Investor Services, Inc.	80,000
The Seidler Companies Incorporated	80,000
C.E. Unterberg, Towbin	80,000
Wedbush Morgan Securities Inc.	80,000
Arthurs, Lestrange & Company, Incorporated	40,000
Allen & Company of Florida, Inc.	40,000
Axiom Capital Management, Inc.	40,000
Brean Murray & Co., Inc.	40,000
Chatsworth Securities LLC	40,000
City Securities Corporation	40,000
Davenport & Company LLC	40,000
Gilford Securities Incorporated	40,000

Underwriter	Number of Common Shares
J.B. Hanauer & Co.	40,000
Howe Barnes Investments, Inc.	40,000
Huntleigh Securities Corporation	40,000
Lasalle St. Securities Inc.	40,000
Maxim Group LLC	40,000
McGinn, Smith & Co., Inc.	40,000
Mesirow Financial, Inc.	40,000
NatCity Investments, Inc.	40,000
David A. Noyes & Company	40,000
Peacock, Hislop, Staley & Given, Inc.	40,000
Sanders Morris Harris	40,000
Sands Brothers & Co., Ltd.	40,000
Source Capital Group Inc.	40,000
Southtrust Securities, Inc.	40,000
Southwest Securities, Inc.	40,000
Spelman & Company	40,000
M.L. Stern & Co., LLC	40,000
Sterling Financial Investment Group, Inc.	40,000
Sterne, Agee & Leach, Inc.	40,000
Torrey Pines Securities, Inc.	40,000
Wayne Hummer Investments LLC	40,000
Wunderlich Securities, Inc.	40,000
Total	34,300,000

The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Trust, the Advisor and the Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $.60 per share. The sales load the Trust will pay of $.90 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount in excess of $.10 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds after expenses to the Trust. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$686,000,000	$788,900,000
Sales load	$.90	$30,870,000	$35,500,500
Estimated offering expenses	$.04	$1,372,000	$1,577,800
Proceeds, after expenses, to the Trust	$19.06	$653,758,000	$751,821,700

The Trust will pay organizational expenses and offering costs of the Trust (other than the sales load) up to an aggregate of $.04 per share of the Trust's common shares. This amount includes the $.0067 reimbursement of expenses to the underwriters and may also include a reimbursement of BlackRock's expenses incurred in connection with the offering of the Trust. BlackRock has agreed to pay such organizational expenses and offering costs of the Trust to the extent they exceed $.04 per share of the Trust's common shares. The organizational and offering expenses to be incurred by the Trust are estimated to be $1,720,988 (including amounts incurred by BlackRock on behalf of the Trust).

The Trust has granted the Underwriters an option to purchase up to 5,145,000 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that Underwriter's initial amount reflected in the above table.

If the Underwriters create a short position in shares of common stock in connection with the offering, i.e., if they sell more shares of common stock than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares of common stock in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of shares of common stock are repurchased by the syndicate in stabilizing or covering transactions. Purchase of shares of common stock to stabilize the price or to reduce a short position may cause the common stock to be higher than it might be in the absence of such purchases.

The Trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the purchase agreement.

The Trust anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active Underwriters of, and dealers in, securities and therefore can be expected to engage in portfolio transactions with the Trust.

BlackRock has also agreed to pay a fee to Merrill Lynch payable quarterly at the annual rate of .15% of the Trust's Managed Assets during the continuance of the Investment Management Agreement or other advisory agreements between BlackRock and the Trust. Merrill Lynch has agreed to provide certain after-market shareholder support services designed to maintain the visibility of the Trust on an ongoing basis, and Merrill Lynch has additionally agreed to provide relevant information, studies or reports regarding the Trust and the closed-end investment company industry and asset management industry. BlackRock may also offer to pay certain other Underwriters ("Qualifying Underwriters") that reach a specified sales threshold an additional commission payable from BlackRock's own assets at an annual rate of .10% of the Trust's Managed Assets attributable to the common shares sold by such Underwriters in this offering. BlackRock reserves the right to lower or waive the specified sales threshold with respect to any Underwriter, in its sole discretion. In consideration for such payment, the Qualifying Underwriters will provide certain informational services on an ongoing basis. Such payments will be paid quarterly and will continue for the duration of the Investment Management Agreement or other advisory agreements between BlackRock and the Trust. The sum of the fee payable to Merrill Lynch, any fees payable to Qualifying Underwriters, plus the amount paid by the Trust as the $.0067 per common share reimbursement to the Underwriters, will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby.

PNC Capital Markets, Inc. and J.J.B. Hilliard, W.L. Lyons, Inc., two of the Underwriters, are affiliates of BlackRock.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of A.G. Edwards & Sons, Inc. is 1 North Jefferson Avenue, St. Louis, Missouri 63103.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's transfer agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

Page
Use of Proceeds	B-2
Investment Objective and Policies	B-2
Investment Policies and Techniques	B-4
Other Investment Policies and Techniques	B-19
Management of the Trust	B-21
Portfolio Transactions and Brokerage	B-28
Description of Shares	B-29
Repurchase of Common Shares	B-30
U.S. Federal Income Tax Matters	B-31
Performance Related and Comparative Information	B-35
Experts	B-39
Additional Information	B-39
Independent Auditors Report	F-1
Financial Statements	F-2
APPENDIX A Ratings of Investments	A-1
APPENDIX B General Characteristics and Risks of Strategic Transactions	B-1

Through and including August 22, 2003 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

34,300,000 Shares

BlackRock Limited Duration Income Trust

Common Shares
$20.00 per share

P R O S P E C T U S

Merrill Lynch & Co.
UBS Investment Bank
A.G. Edwards & Sons, Inc.
Wachovia Securities
Legg Mason Wood Walker

  Incorporated

PNC Capital Markets, Inc.
RBC Capital Markets
Wells Fargo Securities, LLC
Advest, Inc.
Robert W. Baird & Co.
H&R Block Financial Advisors, Inc.
Fahnestock & Co. Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Quick & Reilly, Inc.
Stifel, Nicolaus & Company

  Incorporated

July 28, 2003

BLACKROCK LIMITED DURATION INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Limited Duration Income Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated July 28, 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

Page
Use of Proceeds	B-2
Investment Objective and Policies	B-2
Investment Policies and Techniques	B-4
Other Investment Policies and Techniques	B-19
Management of the Trust	B-21
Portfolio Transactions and Brokerage	B-28
Description of Shares	B-29
Repurchase of Common Shares	B-30
U.S. Federal Income Tax Matters	B-31
Performance Related and Comparative Information	B-35
Experts	B-39
Additional Information	B-39
Independent Auditors Report	F-1
Financial Statements	F-2
APPENDIX A Ratings of Investments	A-1
APPENDIX B General Characteristics and Risks of Strategic Transactions	B-1

This Statement of Additional Information is dated July 28, 2003.

USE OF PROCEEDS

The net proceeds will be invested in accordance with the Trust's investment objective and policies during a period currently expected to be three months, but not to exceed six months from the closing of this Offering. Pending such investment, the net proceeds may be invested in short-term securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in debt securities of the type in which the Trust may invest directly.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any Preferred Shares voting together as a single class, and of the holders of a majority of any outstanding Preferred Shares voting as a separate class:

(1) purchase any security if as a result 25% or more of the total assets of the Trust would be invested in the securities of issuers having their principal business activities in the same industry (with respect to loan participations in which the Trust may invest, the Trust intends to treat as "issuers" the corporate borrower, the bank selling such participation interests and any other person interpositioned between the bank and the Trust);

(2) with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

(3) purchase commodities or commodity contracts, except that the Trust may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions;

(4) purchase, hold or deal in real estate or real estate mortgage loans, or oil, gas or other mineral leases or exploration or development programs, except that the Trust may (a) purchase and sell securities that are secured by, or issued by companies that invest or deal in, real estate, oil, gas or other minerals, or interests therein and (b) hold or sell any such assets acquired in connection with its investment in portfolio securities;

(5) issue senior securities or borrow money, except as permitted by the Investment Company Act;

(6) make loans to others, except through the purchase of debt obligations (including Senior Loans), the entry into repurchase agreements and the lending of its portfolio securities; and

(7) act as an underwriter of securities of other issuers, except to the extent the Trust may be deemed an underwriter under the Securities Act, by virtue of its purchase or sale of portfolio securities.

When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For purposes of applying the limitation set forth in subparagraphs (1) and (2) above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers.

All other investment policies of the Trust are considered non-fundamental and may be changed by the board of trustees without prior approval of the Trust's outstanding voting shares.

In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

(3) purchase securities of companies for the purpose of exercising control.

Under the Investment Company Act, the Trust may invest up to 10% of its Managed Assets in the aggregate in shares of other investment companies and up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Trust's Managed Assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's Managed Assets, no more than 5% of its Managed Assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

The Trust intends to apply for ratings for any Preferred Shares issued by the Trust from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust would be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's (Aaa) by S&P (AAA) or by Fitch (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Mortgage-Related and Asset-Backed Securities

Mortgage-Related Securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Although the Trust may invest in residential and commercial Mortgage-Related Securities issued by governmental entities and private issuers, the Trust expects that most of such investments will be limited to Commercial Mortgage-Related Securities ("CMBS"), in which the Trust will not invest more than 15% of its Managed Assets.

Commercial Mortgage-Related Securities.    CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Mortgage-Related Securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior Mortgage-Related Securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Mortgage-Related Securities.

The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family Mortgage-Related Securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on commercial properties than on those secured by loans on residential properties.

Asset-Backed Securities.    Asset-Backed Securities are a form of derivative securities. The securitization techniques used for Asset-Backed Securities are similar to those used for Mortgage-Related Securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of Asset-Backed Securities that may be developed in the future. Asset-Backed Securities present certain risks that are not presented by Mortgage-Related Securities. Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do Mortgage-Related Securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Mortgage-Related Securities.    Mortgage-Related Securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, REITs, including debt and preferred stock issued by REITs, as well as other real estate-related securities. The Mortgage-Related Securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Government Agency Securities.    Mortgage-Related Securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities.    Mortgage-Related Securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-Related Securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Private Entity Securities.    These Mortgage-Related Securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on Mortgage-Related Securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust's shares. Mortgage-Related Securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Collateralized Mortgage Obligations ("CMOs").    A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Trust also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities.    The Trust also may invest in Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Real Estate Investment Trusts ("REITs").    A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self- liquidation and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the Investment Company Act.

Other Mortgage-Related Securities.    Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Variable and Floating Rate Instruments

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Trust may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Trust with a certain degree of protection against rises in interest rates, although the Trust will participate in any declines in interest rates as well. The Trust also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Stripped Securities

The Trust may invest in zero-coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Such stripped securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

U.S. Government Securities

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include, but are not limited to U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Premium Securities

The Trust may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Trust will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Trust a higher level of investment income distributable to shareholders on a current basis than if the Trust purchased securities bearing current market rates of interest. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Trust on such investments may not exceed prevailing market yields. If an issuer were to redeem securities held by the Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Trust at a premium are called or sold prior to maturity, the Trust will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Trust will recognize a capital loss if it holds such securities to maturity.

Brady Bonds

The Trust may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are income securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collaterized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.

Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.

In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Trust may purchase Brady Bonds with no or limited collaterization, and will be relying for payment of interest and (except in the case of principal collaterized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Trust invests are likely to be acquired at a discount.

Other Sovereign-Related Debt

The Trust may invest in other sovereign-related debt obligations, including obligations of supranational entities. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

The sovereign-related income securities in which the Trust may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Sovereign-related income securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Sovereign-related income securities also include income securities of "quasi-governmental agencies" and income securities denominated in multinational currency units of an issuer (including supranational issuers). Income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

Senior Loans

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Trust may purchase "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Trust also may invest in "Participations." Participations by the Trust in a Loan Investor's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Trust may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Trust will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Trust and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or comparably rated by another nationally recognized rating agency) or determined by BlackRock to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Trust buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Trust has direct recourse against the Borrower, the Trust will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent's general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced. However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Trust's performance because the Trust typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Trust's yield.

From time to time BlackRock and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests. Such banks may also act as Agents for Senior Loans held by the Trust.

The Trust may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Trust may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Trust will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Trust may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust's security interest in the loan collateral or subordinate the Trust's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Trust's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust's security interest in loan collateral. If the Trust's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Trust would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

The Trust may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Trust's purchase of a Senior Loan. The Trust may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of BlackRock, may enhance the value of a Senior Loan or would otherwise be consistent with the Trust's investment policies.

Treasury Inflation-Protected Securities

The Trust may invest in U.S. Treasury inflation-protected securities ("TIPS") that are designed to provide an investment vehicle that is not vulnerable to inflation. The coupon interest rate as a percentage of principal for these securities is established in an open auction process and then remains constant over the life of the security. The principal value rises or falls semi-annually based upon changes in the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downwards, although the principal will not fall below its face amount at maturity. Holders of TIPS are taxed on the interest income received, as well as on the increase in principal that is due to the inflation adjustment. As a result, the after-tax annual yield on TIPS is lower than the after-tax annual yield on a fixed-principal Treasury of the same maturity. TIPS are expected to show less market risk/price volatility as interest rates rise and fall than a fixed-principal Treasury security of the same maturity. Even though TIPS should experience less market volatility than regular fixed-principal instruments, they should not be viewed as a surrogate for a money market instrument or other cash equivalents.

Pay-In-Kind Bonds

The Trust may invest in Pay-in-kind, or "PIK," bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Structured Investments

The Trust may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Trust anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Trust is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments, Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Trust's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

Project Loans

The Trust may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

Preferred Stock

The Trust may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks

The Trust may purchase bank obligations, such as certificates of deposit, notes, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Trust's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

The Trust may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Trust if the bank has assets in excess of $1 billion.

The Trust may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Trust may also make interest-bearing savings deposits in commercial and savings banks.

Supranational Organization Obligations

The Trust may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Guaranteed Investment Contracts

The Trust may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Trust makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Trust, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate.

Duration Management and Other Management Techniques

Consistent with its investment objective and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured.

Interest rate transactions.    Among the Strategic Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are entered into for good faith hedging purposes, BlackRock and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Futures contracts and options on futures contracts.    In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Trust will engage in such transactions, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

Credit derivatives.    The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Calls on securities, indices and futures Contracts.    In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on securities, indices and futures contracts.    As with calls, the Trust may purchase put options ("puts") on Securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

Appendix B contains further information about the characteristics, risk and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment by the Trust in futures contracts and options. The principal risks relating to the use of futures and other Strategic Transactions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Trust's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (iv) the obligation to meet additional variation margin or other payment requirements.

Forward currency contracts.    The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies.

The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "U.S. Federal Income Tax Matters."

Short Sales

The Trust may make short sales of bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Borrowing

The Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objectives and Policies—Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage described in the prospectus under "Risks—Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Dollar Roll Transactions

To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will designate on its books and records cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Trust's dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 33% of the value of its Managed Assets.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trust's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Trust will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Trust's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A under the Securities Act, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's board of trustees has directed BlackRock to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Forward Commitment Securities

The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be (provided that dollar roll transactions will not be considered forward commitment transactions if they are entered into on the basis of regular way settlement). If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

Rights Offerings and Warrants To Purchase

The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Lending of Securities

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's Managed Assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's Board of Trustees.

The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The

Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

MANAGEMENT OF THE TRUST

Investment Management Agreement

Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The investment management agreement and certain scheduled waivers of investment advisory fees were approved by Trust's board of trustees at an in person meeting of the board of trustees held on July 2, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement, the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability to BlackRock Advisors of its relationship with the Trust, economics of scale and comparative fees and expense ratios. This agreement provides for the Trust to pay a management fee at an annual rate equal to .55% of the average weekly value of the Trust's Managed Assets. The investment management agreement was approved by the sole common shareholder of the Trust as of July 10, 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to 38% of the monthly management fees received by BlackRock Advisors.

The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

The sub-investment advisory agreement was approved by the Trust's board of trustees at an in person meeting of the board of trustees held on May 22, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement, the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of July 10, 2003. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During The Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:
Andrew F. Brimmer P.O. Box 4546 New York, NY 10163 Age: 76 Trustee	3 years(1)(2)	President of Brimmer & Company, Inc., a Washington, D.C.-based economic and financial consulting firm. Wilmer D. Barrett Professor of Economics, University of Massachusetts — Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board. Lead Trustee and Chairman of the Audit Committee of each of the closed-end trusts of which BlackRock Advisors Inc. acts as investment advisor.	44	Director of CarrAmerica Realty Corporation and Borg-Warner Automotive. Former Director of AirBorne Express, BankAmerica Corporation (Bank of America), Bell South Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, NCM Financial Corporation (American Security Bank), NCM Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).
Richard E. Cavanagh P.O. Box 4546 New York, NY 10163 Age: 57 Trustee	3 years(1)(2)	President and Chief Executive Officer of The Conference Board, Inc., a leading global business membership organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co-author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).	44	Trustee Emeritus, Wesleyan University, Trustee, Airplanes Group, Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of America.
Kent Dixon P.O. Box 4546 New York, NY 10163 Age: 66 Trustee	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	44	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).
Frank J. Fabozzi P.O. Box 4546 New York, NY 10163 Age: 54 Trustee	3 years(1)(2)	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	44	Director, Guardian Mutual Funds Group (18 portfolios).

Name, Address, Age and Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During The Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships held by Trustee
James Clayburn LaForce, Jr. P.O. Box 4546 New York, NY 10163 Age: 74 Trustee	3 years(1)(2)	Dean Emeritus of The John E. Anderson Graduate School of Management, University of California since July 1, 1993. Acting Dean of The School of Business, Hong Kong University of Science and Technology 1990-1993. from 1978 to September 1993, Dean of The John E. Anderson Graduate School of Management, University of California.	44	Director, Jacobs Engineering Group, Inc., Payden & Rygel Investment Trust, Provident Investment Counsel Funds, Advisor Series Trust, Arena Pharmaceuticals, Inc. and CancerVax Corporation.
INTERESTED TRUSTEES:
Robert S. Kapito* Age: 46 Trustee and President	3 years(1)(2)	Vice Chairman of BlackRock, Inc. Head of BlackRock's Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Equity Investment Strategy Group. Formerly, Vice President of the First Boston Corporation, head of its Mortgage Capital Markets Group. Currently, President and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	44	President of the Board of Directors of Periwinkle National Theatre, a national non-profit effort to help disadvantaged youth, and Chairman of the Hope & Heroes/Babies & Children's Cancer Fund.
Ralph L. Schlosstein* Age: 52 Trustee and President	3 years(1)(2)	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988. Member of BlackRock's Management Committee and Investment Strategy Group. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Currently, Chairman and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	44	Chairman and President of the BlackRock Provident Institutional Funds. Director of several of BlackRock's alternative investment vehicles. Currently, a Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, the Financial Institutions Center Board of the Wharton School of the University of Pennsylvania, a trustee of Trinity School in New York City and a Trustee of New Visions for Public Education in New York Council. Formerly, a Director of Pulte Corporation and a Member of Fannie Mae's Advisory Council.
Walter F. Mondale (3) P.O. Box 4546 New York, NY 10163 Age: 75 Trustee	3 years(1)(2)	Partner, Dorsey & Whitney LLP, a law firm (December 1996-present, September 1987-August 1993). Formerly U.S. Ambassador to Japan (1993-1996). Formerly, Vice President of the United States, U.S. Senator and Attorney General of the State of Minnesota. 1984 Democratic Nominee for President of the United States.	44

*	"Interested person" of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.
(1)	After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:
—	Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders
—	Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

—	Messrs. Kapito, Brimmer and Dixon, as Class III Trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders
(2)	Each trustee has served in such capacity since the Trust's inception.
(3)	Mr. Mondale may be deemed an interested person of several of the Trust's principal underwriters because his law firm, Dorsey & Whitney LLP, serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust's principal underwriters, he also may be deemed to be an interested person of the Trust during the pendency of any securities offering by the Trust in which such underwriters participate.

Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
OFFICERS:
Anne F. Ackerley Age: 41	Vice President	Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Henry Gabbay Age: 56	Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
James Kong Age: 42	Assistant Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
Richard Shea, Esq. Age: 43	Vice President/Tax	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer and Chief Financial Officer of Anthracite Capital, Inc. since 1998. Formerly, Director of BlackRock, Inc. and its predecessor entities.
Vincent Tritto Age: 41	Secretary	Director and Assistant Secretary of BlackRock, Inc. since 2002. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.
Brian Kindelan Age: 43	Assistant Secretary	Director and Senior Counsel (since January 2001), and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley, Ronon, Stevens & Young, LLP from March 1990 to May 1995.

Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

Name of Director	Dollar Range Of Equity Securities In The Trust(*)	Aggregate Dollar Range Of Equity Securities Overseen By Directors In The Family In All Registered Investment Companies(*)
Andrew F. Brimmer	$0	$1-$10,000
Richard E. Cavanagh	$0	$50,001-$100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	$1-$10,000
Robert S. Kapito	$0	over $100,000
James Clayburn La Force, Jr.	$0	$50,001-$100,000
Walter F. Mondale	$0	$50,001-$100,000
Ralph L. Schlosstein	$0	$50,001-$100,000

(*)	As of December 31, 2002. The Trustees do not own shares in the Trust as it is a newly formed closed-end investment company.

The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust.

During the year ended December 31, 2002, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2003, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Estimated Compensation From The Trust		Total Compensation From The Trust And Fund Complex Paid (1)To Board Members
Dr. Andrew F. Brimmer	$2,000	(2)	$250,000	(3)(4)(5)
Richard E. Cavanagh	$2,000	(2)	$210,000	(4)(5)
Kent Dixon	$2,000	(2)	$210,000	(4)(5)
Frank J. Fabozzi	$2,000	(2)	$190,000	(4)
James Clayburn La Force, Jr.	$2,000	(2)	$190,000	(4)
Walter F. Mondale	$2,000	(2)	$190,000	(4)

(1)	Estimates the total compensation to be earned by that person during the calendar year end December 31, 2003 from the closed-end funds advised by the Advisor (the "Fund Complex").
(2)	Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may defer $0, $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2003.
(3)	Dr. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex.
(4)	Of this amount, Messrs. Brimmer, Cavanagh, La Force, Fabozzi, Dixon and Mondale are expected to defer $50,000, $50,000, $190,000, $30,000 $50,000 and $30,000, respectively, pursuant to the Fund Complex's deferred compensation plan.
(5)	Includes compensation for service on the Audit Committee.

At a meeting of the Governance Committee of the board of trustees of the BlackRock closed-end trusts held on November 25, 2002, the Independent Trustees and Mr. Mondale (collectively the "Compensated Trustees") approved a change to their compensation to become effective January 1, 2003. Under this revised compensation plan, each Compensated Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Compensated Trustee. The total annual aggregate compensation for each Compensated Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs. Brimmer, Cavanagh and Dixon will receive an additional $20,000 per annum from the Fund Complex for their service on the audit committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh and Dixon will be allocated among the fund/trusts in the Fund Complex based on their relative net assets.

In the event that the $190,000 cap is met with respect to a Compensated Trustee, the amount of the Compensated Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Compensated Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $23,750 for any Compensated Trustee.

Certain of the above fees paid to the Compensated Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Compensated Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatorily deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund

Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Compensated Trustees. This has the same economic effect for the Compensated Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Compensated Trustee in order to match its deferred compensation obligations.

The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

The Executive Committee consists of Messrs. Schlosstein and Kapito, and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Board.

The Audit Committee consists of Messrs. Brimmer, Cavanagh and Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

The Governance Committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, Jr. and Mondale. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Compensated Trustees and performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Compensated Trustees.

No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

As the Trust is a newly organized closed-end investment company, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, has acted by written consent to select the Trust's independent auditor.

No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

Investment Advisor and Sub-Advisor

BlackRock Advisors acts as the Trust's investment advisor and BlackRock Financial Management acts as the Trust's Subadvisor. BlackRock Advisors also performs various clerical, bookkeeping and other administrative services and selected shareholder services. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $286 billion of assets under management as of June 30, 2003. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, debt, liquidity and alternative investment products, including the BlackRock FundsSM and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock SolutionsTM name.

The BlackRock organization has over 15 years of experience managing closed-end products and, as of June 30, 2003, BlackRock advised a closed-end family of 45 active funds with approximately $11.7 billion in assets. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc., one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF SHARES

Common Shares

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

Other Shares

The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

U.S. FEDERAL INCOME TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders who hold larger positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisors to determine the tax consequences to them of investing in the Trust.

Taxation of the Trust

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its net investment income which is its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro-rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

The IRS has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, qualified dividend income and dividends qualifying for the dividends received deduction, if any, will be allocated between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.

If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

If in any year the Trust should fail to qualify under subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust's earnings and profits. In addition, the Trust may not immediately requalify as a regulated investment company afforded special tax treatment.

Taxation of Shareholders

Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Such dividends (if designated by the Trust) may qualify, (providing holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders, to the extent the Trust's income consists of dividend income received from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act") as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to the Trust's expected investments, in general, distributions will not be eligible for the reduced rate on qualified dividend income or a dividends received deduction allowed to corporations under the Code. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5 % for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.

The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Investments of the Trust

The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a qualifying corporation, dividend payments by the Trust may be eligible for the dividends received deduction or the reduced tax rate on qualified dividend income to the extent of the deemed dividend portion of such interest.

The Trust may write (i.e., sell) covered call and covered put options on its portfolio securities, purchase call and put options on securities and engage in transactions in financial futures and related options on such futures. Such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for U.S. federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contact is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Trust elects to have gain or loss treated as ordinary gain or loss under Code section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Trust may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Trust primarily to reduce the risk of changes in price or interest or currency exchange rate with respect to its investments.

Code Section 1092, which applies to certain "straddles," may affect the taxation of the Trust's sales of securities and transactions in options and futures. Under Code Section 1092, the Trust may, for U.S. federal income tax purposes, be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in options and futures.

Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (generally currencies other than the U.S. dollar). In general, foreign currency gains and losses in connection with certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Trust may elect capital gain or loss treatment for such transactions. In general, Code Section 988 gains or losses will increase or decrease the amount of the Trust's investment company taxable income available to be distributed to shareholders as ordinary income.

The Trust may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to re-characterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Trust's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Trust's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Trust.

Investments by the Trust in certain "passive foreign investment companies" could subject the Trust to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Trust to mitigate the effect of this provision but such elections generally accelerate the recognition of income without the receipt of cash.

The Trust may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Trust's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Trust, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax exempt entity) and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Trust does not intend to invest in REMIC residual interests directly or in REITs, a substantial portion of the assets of which consists of residual interest in REMICs.

Certain of the Trust's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

About BlackRock

BlackRock is also a significant provider of risk management and advisory services that combine our capital markets expertise with our proprietary risk management systems and technology. BlackRock provides risk management services to portfolios with aggregate assets of $2.1 trillion.

Assets Under Management of Approximately $274 Billion

Fixed Income $187 billion

Liquidity $68 billion

Equity $14 billion

Alternatives $5 billion

BlackRock Snapshot

•	Approximately $274 billion in total assets under management
•	Manages money for 9 of the 10 largest U.S. companies*
•	Approximately $187 billion in fixed income assets under management
•	Manages over 40 closed-end funds totaling more than $10 billion in assets
•	Over $8 billion in high yield securities under management
•	Over $26.1 billion in intermediate securities under management
•	Approximately $1 billion of bank loan assets under management
•	Employs more than 231 professionals around the world dedicated solely to fixed income

* As ranked by Fortune magazine, according to revenues April 14, 2003

Growth of BlackRock's Fixed Income Assets Under Management

($billions)

1996  $41.1

1997  $52.5

1998  $64.8

1999  $86.4

2000  $116.9

2001  $135.2

2002  $175.6

2003  $188.1*

*As of March 31, 2003

Most investors are aware that the Federal Reserve has been aggressively cutting its key interest rate since January of 2001 in an effort to keep the economy afloat. In fact, the federal funds rate (the rate charged on overnight loans between banks) stood at a 42-year low of 1.25% as of June 18, 2003.

Why Invest in the BlackRock Limited Duration Income Trust

1. Reduced Interest Rate Exposure Through Limited Duration

Duration is considered a common gauge of the price sensitivity of a fixed income portfolio to a change in interest rates based on the weighted average timing of its underlying securities' expected principal and coupon payments.

Specifically, duration measures the anticipated percentage change in net asset value (NAV) that is expected for every percentage point change in interest rates. And the two have an inverse relationship. For example, a duration of 4 years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 4%; if interest rates increase by 1%, the NAV will decrease by 4%. Generally, the longer the duration, the greater the impact a change in interest rates will have on the price of a portfolio.

With the federal funds rate now at a 42-year low of 1.25%, the risk of rising interest rates sometime in the foreseeable future is greater than normal.

The BlackRock Limited Duration Income Trust has been designed with a short duration of approximately four or five years to limit the amount of price volatility, relative to a portfolio with a longer duration, should interest rates increase.

Generally, a Shorter Duration Has the Potential to Mitigate Interest Rate Exposure

Duration	Interest Rates Fall 1%	Interest Rates Rise 1%
4 Years	NAV +4%	NAV -4%
15 Years	NAV +15%	NAV -15%

2. Diversified Portfolio with the Potential to Reduce Risk

Active Sector Rotation and Security Selection allows the flexibility to invest in multiple sectors which may reduce the concentration risk otherwise associated with investing in only one part of the market.

The Trust's management team will utilize BlackRock's time-tested process of rotating investments through nearly all major sectors of the fixed income market. The process is designed with the objective of generating excess returns with lower risk than our peers or benchmarks — emphasizing investments in potentially undervalued sectors and securities rather than making decisions based primarily on interest rate forecasts.

Sectors where the Trust may invest in Intermediate securities include:

Asset-backed securities • Investment grade corporate bonds

Mortgage-related securities • U.S. Gov't. and agency securities

Senior Loans hold the most senior position in the capital structure of a business entity and are typically secured with specific collateral by the borrower. The proceeds of Senior Loans are primarily used to finance mergers, acquisitions, stock repurchases, refinancings, internal growth and other corporate purposes.

Senior Loans have rates of interest which typically are redetermined regularly to maintain a fixed spread over widely accepted base rates. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), or the prime rate offered by one or more major U.S. banks.

Because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other fixed rate securities. As a result, BlackRock expects the Trust will be less volatile and less sensitive to changes in market interest rates than if the Trust invested exclusively in fixed-rate obligations.

High Yield Bonds (also referred to as "junk bonds") due to their highly speculative characteristics, typically offer higher yields than their investment grade counterparts to compensate for the increased amount of risk associated with investing in them. Accordingly, high yield securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher yield.

The graph below shows that high yield has outperformed during the two most recent rising interest rate periods as measured by the 10-year Treasury note.

October 1993 – September 1994

High Yield	3.03%
Asset-Backed Securities	0.83%
Mortgages	–1.14%
US Agencies	–3.97%
US Governments	–4.04%

October 1998 – December 1999

High Yield	4.57%
Asset-Backed Securities	2.22%
Mortgages	2.67%
US Agencies	–0.76%
US Governments	–2.32%

Source: Lehman Brothers/BlackRock Advisors, Inc. Past performance is no guarantee of future results. (3)

(Footnote 3) Referenced Lehman Indices: The High Yield Index covers the universe of fixed-rate, non-investment grade debt. The Asset-Backed Securities Index covers five subsectors including: credit and charge cards, autos, home equity loans, utility and manufactured housing. The Mortgage-Backed Security Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The U.S. Government Index covers securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices). The U.S. Agency Index covers publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Each Index shown is unmanaged and is not available for direct investment. The Trust expects to employ leverage. A leveraged portfolio may perform differently. The chart is for illustrative purposes only and does not represent the past or future performance of the Trust.

3. Attractive Monthly Income

The Trust is structured to provide enhanced monthly income potential through an efficient use of leverage.

The Trust may borrow funds and/or issue preferred shares to buy additional securities. This practice, known as "leverage," seeks to enhance return to the holders of common shares.

The Trust currently anticipates leverage in an aggregate amount of up to 33 1/3% of its total assets to buy additional securities.

However, the Trust cannot assure you that the use of leverage will result in a higher yield on its common shares. Once leverage is used, the NAV of the common shares and the yield to holders of the common shares will be more volatile.

4. Credit Quality

The Trust initially expects to have an average credit quality of investment grade, which is at least BBB– as determined by Standard & Poor's or Fitch Ratings and/or Baa3 as determined by Moody's Investors Service.

If current market conditions persist, the Trust expects that approximately 70% of its initial portfolio will consist of below investment grade debt securities. The remainder of the Trust's assets will be invested in investment grade debt securities.

5. Monthly Distributions

The Trust gives you the option of receiving monthly income in cash or conveniently reinvesting dividends. (The first dividend is expected to be declared 45 days, and paid approximately 60-90 days, after the close of the offering period.) Shareholders must opt out of the automatic reinvestment plan.

6. Exchange-Traded Liquidity

The Trust expects to list its shares on a major stock exchange. A listing should provide the benefit of liquidity and the convenience of being able to track your investment via select newspapers or electronic services. (Like any stock, the shares of the Trust will fluctuate with market conditions and other factors. The shares are designed primarily for long-term investors, and you should not view the Trust as a vehicle for trading purposes.)

7. Experienced Management Team

As an investor of the Trust, your money will be managed by the same experienced professionals that manage BlackRock's large institutional clients' accounts. Consistent with BlackRock's team management approach, the Trust will be managed by two Portfolio Managers who have an average of 19 years of experience and are supported by 194 credit and quantitative analysts.

EXPERTS

The Statement of Net Assets of the Trust as of July 10, 2003 appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of BlackRock Limited Duration Income Trust

We have audited the accompanying statement of assets and liabilities of BlackRock Limited Duration Income Trust (the "Trust") as of July 10, 2003 and the related statements of operations and changes in net assets for the period from May 16, 2003 (date of inception) to July 10, 2003. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at July 10, 2003 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 18, 2003

F-1

BLACKROCK LIMITED DURATION INCOME TRUST
STATEMENT OF ASSETS AND LIABILITIES

July 10, 2003

ASSETS:
Cash	$115,001
LIABILITIES:
Payable for organization costs	15,000
Net Assets	$100,001
Net assets were comprised of:
Common stock at par (Note 1)	$6
Paid-in capital in excess of par	114,995
115,001
Accumulated net investment loss	(15,000)
Net assets, July 10, 2003	$100,001
Net asset value per share:
Equivalent to 6,021 common shares issued and outstanding, par value $0.001, unlimited shares authorized	$16.61

BLACKROCK LIMITED DURATION INCOME TRUST
STATEMENT OF OPERATIONS

For the period May 16, 2003 (date of inception) to July 10, 2003

Investment Income	$—
Expenses
Organization expenses	15,000
Net investment loss	$(15,000)

BLACKROCK LIMITED DURATION INCOME TRUST
STATEMENT OF CHANGES IN NET ASSETS

For the period May 16, 2003 (date of inception) to July 10, 2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(15,000)
Net decrease in net assets resulting from operations	(15,000)
Capital Share Transactions
Net proceeds from the issuance of common shares	115,001
Total increase	100,001
NET ASSETS
Beginning of period	—
End of period	$100,001

See Notes to Financial Statements

F-2

NOTES TO FINANCIAL STATEMENTS

Note 1.    Organization

The BlackRock Limited Duration Income Trust (the "Trust") was organized as a Delaware Statutory Trust on May 16, 2003, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to BlackRock Funding, Inc. of 6,021 shares of common stock for $115,001 ($19.10 per share).

Note 2.    Agreements

The Trust has entered into an Investment Management Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.55% of the average weekly value of the Trust's Managed Assets.

Note 3.    Organization Expenses and Offering Costs

Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $1,421,000 limited to $.04 per share will be charged to paid-in capital at the time shares of beneficial interest are sold.

Note 4.    Cash & Cash Equivalents

The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

F-3

APPENDIX A

RATINGS OF INVESTMENTS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1"	Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.
"Prime-2"	Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
"Prime-3"	Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
"Not Prime"	Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

"F-1+"	Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
"F-1"	Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."
"F-2"	Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.
"F-3"	Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.
"F-S"	Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
"D"	Securities are in actual or imminent payment default.

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

"TBW-1"	This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
"TBW-2"	This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."
"TBW-3"	This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
"TBW-4"	This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

"A1+"	Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.
"A1"	Obligations are supported by the highest capacity for timely repayment.
"A2"	Obligations are supported by a satisfactory capacity for timely repayment.
"A3"	Obligations are supported by a satisfactory capacity for timely repayment.
"B"	Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.
"C"	Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA"	This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
"AA"	Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
"A"	Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
"BBB"	Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
"BB," "B," "CCC," "CC"	Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

and "C"	Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
"BB"	Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB–" rating.
"B"	Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB–" rating.
"CCC"	Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B–" rating.
"CC"	This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
"C"	This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC–" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
"CI"	This rating is reserved for income bonds on which no interest is being paid.
"D"	Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
PLUS (+) OR MINUS (–)	The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
"r"	This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa"	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"	Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
"A"	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
"Baa"	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
"Ba," "B," "Caa," "Ca," and "C"	Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

"AAA"	Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
"AA"	Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
"A"	Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
"BBB"	Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
"BB," "B," "CCC," "DD," and "DP"	Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

"AAA"	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong "AAA" ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
"AA"	Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
"A"	Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
"BBB"	Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
"BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D"	Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issued not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within these major rating categories.

IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

"BBB"	Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
"AAA"	Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.
'AA"	Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

"A"	Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
"BBB"	Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.
"BB," "B," "CCC," "CC," and "C"	Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lower degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

IBCA may append a rating of plus (+) or minus (–) to a rating to denote relative status within major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

"AAA"	This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.
"AA"	This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.
"A"	This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
"BBB"	This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
"BB," "B," "CCC," and "CC,"	These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.
"D"	This designation indicates that the long-term debt is in default.
PLUS (+) OR	The ratings from "AAA" through "CC" may include a plus or minus sign designation
MINUS (–)	which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

"SP-1"	The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
"SP-2"	The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

"SP-3"	The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

"MIG-1"/ "VMIG-1"	Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
"MIG-2"/ "VMIG-2"	Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group. "MIG-3"/"VMIG-3" Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
"MIG-4"/ "VMIG-4"	Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. "SG" Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty

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fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics.    The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.    At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.    The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, the Trust will designate on its books and records liquid instruments marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with

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respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

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